Equinox IPM Systematic Macro Fund SUMMARY PROSPECTUS | NOVEMBER 1, 2017, AS SUPPLEMENTED MARCH 5, 2018	SHARE CLASS: TICKER SYMBOL:	I EQIPX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxfunds.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated November 1, 2017 and statement of additional information dated November 1, 2017, each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective:

The Equinox IPM Systematic Macro Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Wire Redemption Fee	$15	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (2)

Class I
Management Fees (2) (3)	1.68%
Other Expenses (4)	0.26%
Interest Expense	0.05%

Total Annual Fund Operating Expenses (2) (5)	1.99%

Fee Waiver and/or Expense Reimbursement (5)	(0.11)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (2) (5)	1.88%

(1)	The Fund’s transfer agent charges this fee for each wire redemption.

(2)	Effective March 5, 2018, the advisory fee was reduced to 1.68% of the Fund’s average daily net assets. Accordingly, the expense information in the table has been restated to reflect current fees.

(3)	“Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Adviser”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 1.68% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees.

(4)	This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management Fees.”
“Other Expenses” include expenses of the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) based on amounts for the most recently completed fiscal year. The Fund’s investment in the IPM Program through its Subsidiary is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees, which are not included in the calculation of Annual Fund Operating Expenses.

(5)	The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. This expense limitation will remain in effect until at least November 30, 2018 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s operating expenses are below the expense limitation amount.

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Expense Example:     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $200,000,000 (minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$3,818,656	$12,275,939	$21,250,012	$46,158,170

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the fiscal year ended June 30, 2017, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would likely have a high portfolio turnover rate which is generally considered to be over 100% of the average value of the portfolio.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio comprised of cash, cash equivalents, securities issued by the U.S. government with one year or less term to maturity and money market funds, and (ii) directly, or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary’s investment in futures contracts and futures-related instruments is directed by IPM Informed Portfolio Management AB (“IPM”) in accordance with its Systematic Macro Trading Program (the “IPM Program”). The Subsidiary is formed as a limited liability company under the laws of the State of Delaware. The Fund or its Subsidiary may also invest in derivative instruments such as swap agreements that provide exposure to the IPM Program. The Adviser intends to target a reduced level of volatility for the Fund relative to the IPM Program. The Adviser will adjust the Fund’s exposure to the IPM Program by managing its investment in the Subsidiary and through certain derivative instruments at a level designed to provide the Fund with investment exposure to the IPM Program that is approximately 2/3 of the level of risk of the IPM Program, unless otherwise mutually agreed to in writing by the parties.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies such as the IPM Program generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors that affect investment returns. The models are based on market fundamentals. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM’s investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio of futures contracts and futures-related instruments that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. Consequently, the overall returns offered by the IPM Program are not expected to correlate to the returns of other asset classes including but not limited to equity securities, fixed-income securities, commodities and real estate.

“Value” themes seek to identify and take positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. An asset’s intrinsic value refers to the perception of the asset’s true value based upon fundamental analysis of basic, underlying factors that will affect the supply and demand of the asset.

“Risk premia” themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences and actions of market participants, i.e. the relative attractiveness of taking a long position in risky assets such as stocks and bonds over different time horizons.

“Macroeconomic” themes seek to identify shifts in global economic activity and to establish positions that may profit from expected market responses and adjustments. Macroeconomic analysis generally analyzes economic, political or financial trends to seek returns from investments across a particular, or a number of, geographic regions.

“Market dynamic” themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities.

•	Derivative Instruments: As a principal investment strategy, the Fund or the Subsidiary will either (i) invest in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps to gain exposure to a wide variety of global markets for currencies, interest rates and stock market indices and to hedge price risk, (ii) enter into swap agreements that provide exposure to the IPM Program, or (iii) invest in some combination of (i) and (ii). In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the market price of a security, the value of a currency or the level of a financial rate, benchmark or index in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. To the extent the Fund employs derivatives to gain exposure to the IPM Program, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument designed to replicate the aggregate returns of the IPM Program. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap at its discretion.

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•	Cash and Fixed-Income Securities: The Fund will also invest in cash, cash equivalents or securities issued by the U.S. government with one year or less term to maturity for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary. The Fund may also invest, to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and rules under it, in money market funds.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in futures contracts and futures-related instruments, but it may also invest in U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s futures positions. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole member of the Subsidiary and does not expect interests in Subsidiary to be offered or sold to other investors.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

Principal Investment Risks:    There is no assurance that the Fund will achieve its investment objective. As with all mutual funds, there is the risk that you could lose money through your investment in the Fund, including a risk of a loss of all capital invested. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities, futures contracts and futures-related instruments as well as indirectly through its investment in the Subsidiary.

•	IPM Program Risk. The profitability of any Fund investment in the IPM Program depends primarily on the ability of IPM to anticipate price movements in the relevant markets and futures contracts. Such price movements may be volatile and may be influenced by, among other things:

•	changes in interest rates;

•	governmental, trade, fiscal, monetary and exchange control programs and policies;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events;

•	changes in philosophies and emotions of various market participants; and

•	changes in personnel

The IPM Program may not take all (or any) of these factors into account. To the extent the Fund employs derivatives to gain exposure to the IPM Program, the Fund will indirectly bear the expenses, including management fees, transaction fees and other fees and expenses associated with the IPM Program through reduced returns. To the extent exposure to the IPM Program is accessed through a Swap and the reference asset of such Swap is a pooled vehicle, the operating expenses of the reference asset are imbedded in the returns of the Swap and represent an indirect cost of investing in the Fund.

The successful use of futures contracts and futures-related instruments draws upon IPM’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and futures-related instruments have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in market value of the futures contracts and the market value of the reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	IPM’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

•	if the Fund or its Subsidiary have insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

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The use of futures contracts, forward contracts and derivative instruments such as swap agreements will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the IPM Program (and indirectly the Fund through its investment exposure to the IPM Program) will have the potential for greater losses, as well as the potential for greater gains, than if the IPM Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the IPM Program’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s net asset value (“NAV”) may be volatile because of its investment exposure to the IPM Program.

The trading decisions of the IPM Program are based in part on mathematical models, which are implemented as automated computer algorithms that investment professionals at IPM have developed over time. The successful operation of the automated computer algorithms on which the IPM Program’s trading decisions are based is reliant upon IPM’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without IPM recognizing that fact before substantial losses are incurred. There can be no assurance that IPM will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund, or its Subsidiary invest in are futures contracts, forward contracts and swap agreements. Such instruments can be very risky, highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying reference assets of such instruments, or the Fund’s other investments. Although the value of such derivatives depends largely upon price movements in the underlying reference asset, there are additional risks associated with them that are possibly greater than the risks associated with investing directly in the reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in a derivative instrument could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in such derivatives.

The prices of derivative instruments are highly volatile. Price movements of forward contracts and other derivative contracts in which the Fund, through its Subsidiary, may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.

•	Fixed-Income Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price.

The Fund’s fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

•	Counterparty Risk. Many of the derivative contracts entered into by the Fund, or the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or its Subsidiary deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counter-parties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar (or another reference currency), or, in the case of short positions, that the U.S. Dollar (or other reference currency) will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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•	Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser, trading adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

•	Emerging Market Risk. The Fund intends to have exposure to emerging markets due to the IPM Program’s investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

•	Foreign Market Risk. As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a futures transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

•	General Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose some or all of your capital invested in the Fund, or the Fund could underperform other investments.

•	Government Intervention and Regulatory Changes. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rule making, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Securities and Exchange Commission has recently proposed new regulations regarding mutual funds’ use of derivatives and leverage. These proposed rules, if adopted in substantially the same form as proposed, could have a substantial impact on the ability of the Fund to fully implement its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective

•	Leverage/Volatility Risk. The use of leverage by the Fund will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, futures contracts and other derivative instruments are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

•	Management Risk. The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the IPM Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. In addition, because the Adviser seeks to invest fund assets in a manner designed to expose the Fund to 2/3 the level of risk of the IPM Program, the Fund will correspondingly be expected to have a similarly limited opportunity to participate in the returns of the IPM Program.

•	Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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•	OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

•	Portfolio Turnover Risk. The Fund is exposed to portfolio turnover risk primarily through its exposure to the IPM Program, which may frequently buy and sell futures and futures-related instruments to rebalance its exposure to various market sectors. Higher portfolio turnover in the IPM Program may result in higher levels of transaction costs and generating greater tax liabilities that will be deducted from the performance of the Fund’s investment in the IPM Program. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of an instrument held by the Fund or its Subsidiary that could adversely impact the Fund’s performance.

•	Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.

Performance:    The bar chart and the performance table illustrate the risks and volatility of investing in the Fund by showing the performance of the Fund’s Class I shares for the calendar year ended December 31, 2016 and by showing how the Fund’s average total annual returns for the one year and since inception periods ended December 31, 2016, before and after taxes, compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.EquinoxFunds.com or by calling the Fund toll-free at 888-643-3431.

Calendar Year Returns

During the period shown in the bar chart, the best performance for a quarter was 7.58% (for the quarter ended March 31, 2016). The worst performance was -2.25% (for the quarter ended September 30, 2016). The year-to-date return for the Class I shares as of September 30, 2017 was 3.84%.

Average Annual Total Returns For the periods ended December 31, 2016	One Year	Since Inception*
Class I shares
Return Before Taxes	5.64%	2.99%
Return After Taxes on Distributions(1)	4.24%	2.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	2.24%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)(2)	11.96%	7.78%
HFRI Macro: (Total) Index (reflects no deduction for fees, expenses or taxes)(3)	1.03%	0.07%

*	The Fund commenced operations on July 6, 2015.

(1)	After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)	The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

(3)	The HFRI Macro (Total) Index® includes Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. It is not possible to invest directly in an index.

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Investment Adviser:    Equinox Institutional Asset Management, LP.

Portfolio Managers:

The portfolio management team has included the following members since inception in 2015:

•	Ajay Dravid

•	Rufus Rankin

Purchase and Sale of Fund Shares:    The minimum initial investment in Class I Shares of the Fund is $200,000,000, with no minimum subsequent investment. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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